EXHIBIT 32.2

Walter Industries, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

In connection with the accompanying Annual Report of Walter Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2005 (the “Report”), I, William F. Ohrt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 16, 2006

/s/ WILLIAM F. OHRT
William F. Ohrt
Chief Financial Officer